                                    [Face of Note]


CUSIP NO.                              PRINCIPAL AMOUNT:

REGISTERED NO.


                              DAYTON HUDSON CORPORATION
                             MEDIUM-TERM NOTE, SERIES __
                       DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

          If the registered owner of this Note (as indicated below) is Cede & Co. and The Depository Trust Company is named below as Depositary, this Note is a "Global Note", and unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          The following summary of terms is subject to the information set forth on the reverse hereof.

ORIGINAL ISSUE DATE:      ISSUE PRICE (As a          MATURITY DATE:
                          percentage of principal
                          amount):               %


INDEX MATURITY:           INTEREST RATE BASIS:       INITIAL INTEREST RATE:


INTEREST PAYMENT          INTEREST RATE RESET        MINIMUM INTEREST
PERIOD:                   PERIOD:                    RATE:


MAXIMUM INTEREST          INTEREST PAYMENT           INTEREST
RATE:                     DATES:                     CALCULATION DATES:



INITIAL INTEREST          INTEREST                   SPREAD MULTIPLIER:
RESET DATE:               DETERMINATION DATES:


SPREAD: +                 REDEEMABLE ON OR           REDEEMABLE ON OR
                          AFTER (At option of the    AFTER (At option of the
                          Holder):                   Company):


INITIAL REDEMPTION        ANNUAL REDEMPTION          SINKING FUND:
PERCENTAGE:               PERCENTAGE
                          REDUCTION:


DEPOSITARY (Only
applicable if Note is a
Global Note):


          DAYTON HUDSON CORPORATION, a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of ____________ at the office or agency of the Company in the City of Minneapolis, Minnesota, the City of _____________________ or in the Borough of Manhattan, The City of New York, on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day ("Stated Maturity"), in such coin or currency as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and to pay interest monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period", on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the original Issue Date specified above, and at Maturity, on said principal sum at said offices or agencies, in like coin or currency, at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions on the reverse hereof under the heading "Determination of Interest Rate Per Annum for Commercial Paper Rate Notes", "Determination of Interest Rate Per Annum for Prime Rate Notes", "Determination of Interest Rate Per Annum for LIBOR Notes", "Determination of Interest Rate Per Annum for Treasury Rate Notes", "Determination of Interest Rate Per Annum for CD Rate Notes" or "Determination of Interest Rate Per Annum for Federal Funds Rate Notes", depending upon whether the Interest Rate Basis is Commercial Paper Rate, Prime Rate, LIBOR, Treasury Rate, CD Rate or Federal Funds Rate, as specified above; PROVIDED, HOWEVER, that if any Interest Payment Date specified above would otherwise fall on a day that it not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that in the event that the Interest Rate Basis for this
Note is LIBOR, if such day falls in the next calendar month, such Interest Payment Date will be the next preceding day that is a Business Day. Interest on this Note shall accrue (a) if the rate at which interest on this Note is payable shall be adjusted monthly, quarterly, semi-annually or annually, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, from the Interest Payment Date next preceding the date of this Note to which interest has been paid, unless the date hereof is an Interest Payment Date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for or (b) if the rate at which interest on this Note is payable shall be adjusted weekly, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, from the Regular Record Date (as defined herein) next preceding the date of this Note through which interest has been paid, unless the date hereof is a Regular Record Date through which interest has been paid, in which case from the day after the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for; PROVIDED, HOWEVER, that if the Original Issue Date is after any Regular Record Date preceding any Interest Payment Date and before such Interest Payment Date, interest on this Note shall accrue from such Interest Payment Date unless the rate at which interest on this Note is payable shall be adjusted weekly, as provided above under ''Interest Rate Reset Period" and as determined in accordance with the provisions on the reverse hereof, in which case interest on this Note shall accrue from such Regular Record Date, or, in either case, if no interest has been paid on this Note, from the Original Issue Date specified above; PROVIDED FURTHER, that if the Company shall default in the payment of interest due on any Interest Payment Date, then interest on this Note shall accrue from and including the next preceding Interest Payment Date or from the Regular Record Date, as the case may be, to which interest has been paid, or if no interest has been paid on this Note, from the Original Issue Date specified above. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date, and interest payable at Maturity (other than a Maturity date which is an Interest Payment Date) will be paid to the Person to whom said principal sum is payable; PROVIDED, HOWEVER, that the first payment of interest on a Note originally issued between a Regular Record Date and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. "Regular Record Date" shall mean the fifteenth calendar day prior to any Interest Payment Date, whether or not such date shall be a Business Day. "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in such location are generally authorized or obligated by law or executive order to close and (b) in the event that the Interest Rate Basis for this Note is LIBOR, a London

Business Day. "London Business Day" shall mean any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

          Payment of the principal of (and premium, if any) and any interest due on this Note to the Holder hereof at Maturity will be made, in immediately available funds, upon presentation of this Note at the office or agency of the Company maintained for that purpose in the City of Minneapolis, Minnesota, or the City of __________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, The City of New York. Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the Holder hereof at Maturity) will be payable at such office or agency of the Company, PROVIDED, HOWEVER, that, at the option of the Company, payment of interest may be made by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or by wire transfer to such account as may have been designated by such Holder as set forth herein.

          Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in the City of ____________________ or its agency in The City of New York and, unless revoked by written notice to the Trustee received by the Trustee on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the date of Maturity, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such Holder.

          If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

          Any payment on this Note due on any day which is not a Business Day in The City of New York or which is not a Business Day in the City of Minneapolis, Minnesota, or the City of ____________________, need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

          IF THIS NOTE IS A GLOBAL NOTE AS SPECIFIED ON THE FACE HEREOF, THE FOLLOWING LEGEND IS APPLICABLE: "EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED ON THE REVERSE HEREOF, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY, TO THE DEPOSITARY, ANOTHER NOMINEE OF THE DEPOSITARY, A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR".

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                       DAYTON HUDSON CORPORATION


                                             By:
                                                ---------------------------
                                                    (Title)


[SEAL]                                       Attest:
                                                    -----------------------
                                                    (Title)


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                          , as Trustee
--------------------------


By:
     ---------------------------
     Authorized Signature

                  or

                          , as Trustee
--------------------------

By:                             ,
     ---------------------------
Authenticating Agent


By:
     ----------------------------
     Authorized Signature

                                  [Reverse of Note]

                              DAYTON HUDSON CORPORATION

                             MEDIUM-TERM NOTE, SERIES __


                       DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

          This Note is one of a duly authorized issue of securities of the Company, (hereinafter called the "Securities") , issued and to be issued in one or more series under an indenture dated as of ____________________ (hereinafter called the "Indenture"), between the Company and ____________________________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of the Securities designated as the Medium-Term Notes, Series __ of the Company (the "Notes"), due 9 months or more from date of issue. The Notes are limited to $______________ in aggregate principal amount. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable by the Company at different times or not at all and be repayable at the option of the Holder at different times or not at all.

          The interest rate in effect from the date of issue to the Initial Interest Reset Date specified on the face hereof shall be the Initial Interest Rate specified on the face hereof. Commencing with the Initial Interest Reset Date following the Original Issue Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Rate Reset Period"; PROVIDED, HOWEVER, that the interest rate in effect hereon for the 10 calendar days immediately prior to the Maturity hereof will be that in effect on the tenth day next preceding the Maturity. Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until Maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below.

          DETERMINATION OF INTEREST RATE PER ANNUM FOR PRIME RATE NOTES. If the Interest Rate Basis specified on the face hereof is Prime Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof, and calculated to one hundred-thousandth of a percentage point, rounded up, set forth for the relevant Prime Rate Interest Determination Date in "Statistical Release H.15(519), Selected Interest Rates", published by the Board of Governors of the Federal Reserve System under the heading "Bank Prime Loan", or any successor publication ("Release H.15(519)"). In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied and calculated as described above) of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuter Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean (adjusted or multiplied and calculated as described above) of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

          DETERMINATION OF INTEREST RATE PER ANNUM FOR LIBOR NOTES. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the arithmetic mean (as calculated by the Calculation Agent specified on the face hereof to one hundred-thousandth of a percentage point, rounded up) of offered rates for deposits of not less than U.S. $1,000,000 having the Index Maturity specified on the face hereof, commencing on the second Business Day immediately following such LIBOR Interest Determination Date, which appear on the Reuters Screen LIBO Page (as defined herein) as of 11:00 A.M., London time, on such Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that if fewer than two such offered rates so appear on the Reuters Screen LIBO Page, the Calculation Agent shall request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide a quotation of the rate at which such bank offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date, deposits in U.S. dollars having the Index Maturity specified on the face hereof commencing on the second Business Day immediately following such LIBOR Interest Determination Date and in a principal amount not less than U.S. $1,000,000 and equal to an amount that in the Calculation Agent's judgment is representative for a single transaction in such market at such time, and the interest rate per annum hereon shall equal the arithmetic mean (adjusted or multiplied and calculated as described above) of (a) such quotations, if at least two quotations are provided, or (b) if fewer than two such quotations are provided, the rates quoted at approximately 11:00 A.M., New York City time, on such Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the Interest Reset Date and in a principal amount that is not less than U.S. $1,000,000 and in the Calculation Agent's judgment is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if not all of the three banks selected by the Calculation Agent pursuant to clause (b) above are quoting as described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the LIBOR in effect thereon on such Interest Determination Date. "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          DETERMINATION OF INTEREST RATE PER ANNUM FOR TREASURY RATE NOTES. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in Release H.15(519), under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" on such Interest Determination Date or, if not so published by 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent, calculated to one hundred-thousandth of a percentage point, rounded up, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury, in either case adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of such auction of Treasury bills are not published or reported as provided above by 3:00 P.M., New York City time, on such Interest Calculation Date or if no such auction is held by the applicable Interest Determination Date, then the interest rate per annum with respect to such Interest Calculation Date shall be the rate set forth in Release H.15(519) for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Markets". In the event such rate is not so published by 3:00 P.M., New York City time, on the relevant Interest Calculation Date, then the interest rate per annum hereon shall be calculated by the Calculation Agent and shall be the yield to maturity (expressed as a bond equivalent, calculated to one hundred-thousandth of a percentage point, rounded up, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean (adjusted or multiplied and calculated as described above) of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, the interest rate per annum hereon with respect to such

Interest Determination Date shall be the Treasury Rate in effect hereon on such Interest Determination Date.

          DETERMINATION OF INTEREST RATE PER ANNUM FOR COMMERCIAL PAPER RATE NOTES. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal (a) the Money Market Yield (as defined herein) of the per annum rate (quoted on a bank discount basis) on such Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof, (i) as such rate is published in Release H.15(519) under the heading "Commercial Paper", or (ii) if such rate is not published at or prior to 9:00 A.M., New York City time, on the Interest Calculation Date (as specified on the face hereof) pertaining to such Interest Determination Date, as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication of the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper", or (b) if by 3:00 P.M., New York City time, on such Interest Calculation Date, such rate is not published in either of such publications, the Money Market Yield of the arithmetic mean (calculated to one hundred-thousandth of a percentage point, rounded up) of the offered per annum rates (quoted on a bank discount basis), as of 11:00 A.M., New York City time, on such Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; PROVIDED, HOWEVER, that if fewer than three such dealers are quoting as described above, the interest rate per annum hereon with respect to such Interest Determination Date shall be the Commercial Paper Rate in effect hereon on such Interest Determination Date.

          "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

             Money Market Yield  =  100  x    360 x D
                                            -----------
                                           360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as at decimal calculated to seven decimal places, without rounding; and "M" refers to the actual number of days in the period corresponding to the specified Index Maturity.

          DETERMINATION OF INTEREST RATE PER ANNUM FOR CD RATE NOTES. If the Interest Rate basis specified on the face hereof is CD Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof and calculated to one hundred-thousandth of a percentage point, rounded up, for the relevant CD Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Release H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate (adjusted or multiplied and calculated as described above) on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied and calculated as described above) of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three primary nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; PROVIDED, HOWEVER, that, if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

          DETERMINATION OF INTEREST RATE PER ANNUM FOR FEDERAL FUNDS RATES NOTES. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the interest rate per annum determined with respect to any Interest Determination Date specified on the face hereof shall equal the rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof and calculated to one hundred-thousandth of a percentage point, rounded up, on the relevant Federal Funds Interest Determination Date for Federal Funds as published in Release H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Rate will be the rate (adjusted or multiplied and calculated as described above) on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3: 00 P.M., New York City time, on such Calculation Date such rate is not published in either Release H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (adjusted or multiplied and calculated as described above) of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

          Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Calculation Date.

          The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

          At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

          Interest payments hereon will include interest accrued to but excluding the applicable Interest Payment Date; PROVIDED, HOWEVER, that if the rate at which interest on this Note is payable shall be adjusted weekly as specified on the face hereof under ''Interest Rate Reset Period" and as determined in accordance with the provisions hereof, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued to but excluding the day following the Regular Record Date next preceding such Interest Payment Date. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, as the case may be, up to but not including the date for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places, rounding up) for each such day shall be computed by dividing the interest rate per annum (expressed as a decimal calculated to seven decimal places, rounding up) applicable to such day by 360 if the Interest Rate Basis specified on the face hereof is Prime Rate, LIBOR, Commercial Paper Rate, CD Rate or Federal Funds Rate or by the actual number of days in the year if the Interest Rate Basis specified on the face hereof is Treasury Rate.

          In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage, plus accrued interest, if any, to the date of redemption. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.

          If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000, provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000, on any Business Day on or after the date so indicated on the face hereof under "Redeemable On or After (At Option of the Holder)", at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Note, (b) the principal amount of this Note and the principal amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. Deliveries shall be made by hand, courier service, regular or registered mail, telegram or facsimile transmission to ___________________________, Attention: Corporate Trust Office, _____________________________________ (or at such other places as the Company shall notify the Holders of the Notes). All questions as to the validity, eligibility

(including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

          The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Minneapolis, Minnesota, or the City of __________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

          If this Note is a Global Note (as specified on the face hereof), this
Note is exchangeable for definitive Notes in registered form only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms and of differing denominations aggregating a like amount.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              OPTION TO ELECT REPAYMENT

                    TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                      AT THE OPTION OF THE HOLDER AND THE HOLDER
                            ELECTS TO EXERCISE SUCH RIGHTS

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at
                                              ----------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------.
(Please print or typewrite name and address of the undersigned)

          For this Note to be repaid the Company must receive at the applicable address of the Trustee set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the principal amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Prepayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

          If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 which the holder elects to have repaid: ____________; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):
                           -----------------------------------------------------

-------------------------------------------------------------------------------.



Dated:
       ----------------------------     --------------------------------------
                                        Notice: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the
                                        Note in every particular without
                                        alteration or enlargement or any other
                                        change whatsoever.




                            -----------------------------

                                    ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM:  as tenants in common

     TEN ENT:  as tenants by the entireties

     JT TEN:   as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT ACT:   ______ Custodian  _______
                      (Cust)            (Minor)

     Under Uniform Gifts to Minors Act


     ------------------------------------------
     (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto:

          Please Insert Social Security or
          Other Identifying Number of Assignee


          ---------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Note of DAYTON HUDSON CORPORATION and does hereby irrevocably constitute and appoint _______________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------------     --------------------------------------

                                        --------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                    [Face of Note]



CUSIP NO.                                PRINCIPAL AMOUNT:

REGISTERED NO.


                              DAYTON HUDSON CORPORATION

                             MEDIUM-TERM NOTE, SERIES __

                       DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

          If the registered owner of this Note (as indicated below) is Cede & Co. and The Depository Trust Company is named below as Depositary, this Note is a "Global Note", and unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          If applicable, the following will be completed solely for purposes of the U.S. Federal Income Tax "Original Issue Discount" rules, as that term is defined in Section 1273 of the Internal Revenue Code of 1986, as amended. This information is provided solely for the purposes of applying the U.S. Federal Income Tax Original Issue Discount ("OID") rules to the certificate and is based on an interpretation of proposed Treasury regulations. The Issue Date of this certificate is ____________. This certificate has been issued with ______ of OID per $1,000 of initial principal amount. The annual yield to maturity is __% based on semiannual compounding. The amount of OID attributable to the initial accrual period is ___________ per $1,000 of initial principal amount, computed under the _______________ method as defined in proposed Treasury regulations.

          The following summary of terms is subject to the information set forth on the reverse hereof.

ORIGINAL ISSUE DATE:      ISSUE PRICE (As a          MATURITY DATE:
                          percentage of principal
                          amount):              %


INTEREST RATE PER         INTEREST PAYMENT           DEFAULT RATE (Only
ANNUM:                    DATES:                     applicable if Note issued
                                                     at original issue
                                                     discount):


OID DEFAULT AMOUNT        REDEEMABLE ON OR           REDEEMABLE ON OR
(only applicable if Note  AFTER (At option of the    AFTER (At option of the
issued at original issue  Holder):                   Company):
discount):

                          ANNUAL REDEMPTION          SINKING FUND:
INITIAL REDEMPTION        PERCENTAGE
PERCENTAGE:               REDUCTION:



DEPOSITARY (Only
applicable if Note is a
Global Note):


          DAYTON HUDSON CORPORATION, a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to ____________________________________________ or registered assigns, the principal sum of _________________________ at the office or agency of the Company in the City of Minneapolis, Minnesota, the City of ____________________ or in the Borough of Manhattan, The City of New York, on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day ("Stated Maturity"), in such coin or currency as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like coin or currency, semi-annually on each Interest Payment Date set forth above from and after the date of this Note and at Maturity until payment of said principal sum has been made or duly provided for. Unless this Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note, or if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated between a Regular Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Subject to certain exceptions provided in the Indenture referred to on the reverse hereof, the interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the fourteenth calendar day next preceding such Interest Payment Date (each such date a "Regular Record Date"), and interest payable at Maturity (other than a Maturity date which is an Interest Payment Date) will be paid to the Person to whom said principal sum is payable. Payment of interest on this Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest on this Note shall accrue from the next preceding Interest Payment Date to which interest has been paid, or if no interest has been paid on this Note, from the Original Issue Date indicated above.

          Payment of the principal of (and premium, if any) and any interest due on this Note to the Holder hereof at Maturity will be paid, in immediately available funds, upon presentation of this Note at the office or agency of the Company maintained for that purpose in the City of Minneapolis, Minnesota, or the City of ____________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, The City of New York. Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the Holder hereof at Maturity) will be payable at such office or agency of the Company, provided, however, that, at the option of the Company, payment of interest may be paid by check mailed to the Person entitled thereto at such Person's last address as it appears in the Security Register or by wire transfer to such account as may have been designated by such Holder as set forth herein.

          Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in the City of ____________________ or its agency in The City of New York and, unless revoked by written notice to the Trustee received by the Trustee on or prior to the Regular Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the date of Maturity, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such Holder.

          If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the

Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

          Any payment on this Note due on any day which is not a Business Day in The City of New York or which is not a Business Day in the City of Minneapolis, Minnesota, or the City of ____________________, need not be made on such day, but may be made on the next succeeding Business Day, with the same force and effect as if made on the due date, and no interest shall accrue for the period from and after such date.

          IF THIS NOTE IS A GLOBAL NOTE AS SPECIFIED ON THE FACE HEREOF, THE FOLLOWING LEGEND IS APPLICABLE: "EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED ON THE REVERSE HEREOF, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY, ANOTHER NOMINEE OF THE DEPOSITARY, A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR".

          "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in such location are generally authorized or obligated by law or executive order to close.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                       DAYTON HUDSON CORPORATION

                                             By:
                                                 -----------------------------
                                                     (Title)


[SEAL]                                       Attest:
                                                     -------------------------
                                                     (Title)

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                          , as Trustee
--------------------------


By:
     ---------------------------
     Authorized Signature

                  or

                          , as Trustee
--------------------------

By:                            ,
     --------------------------
Authenticating Agent


By:
     ----------------------------
     Authorized Signature

                                  [Reverse of Note]

                              DAYTON HUDSON CORPORATION

                             MEDIUM-TERM NOTE, SERIES __

                       DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

          This Note is one of a duly authorized issue of securities of the Company (hereinafter called the "Securities"), issued and to be issued in one or more series under an indenture dated as of ____________________ (hereinafter called the "Indenture"), between the Company and ____________________________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a series of the Securities designated as the Medium-Term Notes, Series __ of the Company (the "Notes"), due 9 months or more from date of issue. The Notes are limited to $____________ in aggregate principal amount. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable by the Company at different times or not at all, be repayable at the option of the Holder at different times or not at all and issued at an original issue discount.

          In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          If so provided on the face of this Note, this Note may be redeemed by the Company on and after the date so indicated on the face hereof. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed, in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage, plus accrued interest, if any, to the date of redemption. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified on the face of this Note, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified on the face of this Note, until the Redemption Percentage is equal to 100%.

          If so provided on the face of this Note, this Note will be repayable in whole or in part in increments of $1,000, provided that the remaining principal amount of any Note surrendered for partial repayment shall the at least $100,000, on any Business Day on or after the date so indicated on the face hereof under "Redeemable On or After (At Option of the Holder)", at the option of the Holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of this Note, (b) the principal amount of this Note and the principal amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. Deliveries shall be made by hand, courier service, regular or registered mail, telegram or facsimile transmission to __________________________, Attention: Corporate Trust Office, __________________________________________, (or, at such other places as the Company shall notify the Holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

          If this Note is issued with an original issue discount, (i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the Holder or at the Stated Maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the Holder or Stated Maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

          The Notes are issuable in global or definitive form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Minneapolis, Minnesota, or the City of ____________________, or, at the option of the Holder hereof, at the office or agency to be maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

          If this Note is a Global Note (as specified on the face hereof), this
Note is exchangeable for definitive Notes in registered form only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form and notifies the Trustee thereof or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. If this Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms and of differing denominations aggregating a like amount.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              OPTION TO ELECT REPAYMENT

                    TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                      AT THE OPTION OF THE HOLDER AND THE HOLDER
                            ELECTS TO EXERCISE SUCH RIGHTS

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at
                                             ----------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------.
(Please print or typewrite name and address of the undersigned)

          For this Note to be repaid the Company must receive at the applicable address of the Trustee set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the principal amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Prepayment" on the reverse of the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

          If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000, which the Holder elects to have repaid: ______________________; and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): _____________________


Dated:
       ----------------------------     ------------------------------------
                                        Notice: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the
                                        Note in every particular without
                                        alteration or enlargement or any other
                                        change whatsoever.



                              -------------------------

                                    ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM:  as tenants in common

     TEN ENT:  as tenants by the entireties

     JT TEN:   as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT ACT:   ______  Custodian  _______
                      (Cust)             (Minor)

     Under Uniform Gifts to Minors Act


     -------------------------------------------
     (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto:

          Please Insert Social Security or
          Other Identifying Number of Assignee

          --------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) the within Note of DAYTON HUDSON CORPORATION and does hereby irrevocably constitute and appoint _______________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       ----------------------------     ------------------------------------

                                        ------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.